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                                                                    EXHIBIT 10.1

                  FIFTH AMENDMENT TO THE HARBINGER CORPORATION

                             1996 STOCK OPTION PLAN



         THIS FIFTH AMENDMENT TO THE HARBINGER CORPORATION 1996 STOCK OPTION PLAN (the "Amendment") is made effective as of the 25th day of April, 2000 (the "Effective Date"), by HARBINGER CORPORATION, a corporation organized and doing business under the laws of the State of Georgia (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such term as in the Harbinger Corporation 1996 Stock Option Plan (the "Plan"), unless otherwise stated herein.

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company desires to amend the Plan to increase the number of shares that may be granted under the Plan.

         NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

         SECTION 1. Section 3.1 of the Plan is hereby amended by deleting the first sentence of Section 3.1 of the Plan in its entirety and substituting in lieu thereof the following:

                           "3.1     Shares Reserved for Issuance. Subject to any
                  antidilution adjustment pursuant to Section 3.2, the maximum number of Shares that may be subject to Options granted hereunder shall not exceed 9,737,500, plus the number of Prior Plan Shares; provided, however, the maximum number of Shares with respect to which Options may be granted to any individual grantee in any calendar year shall be 1,000,000."

         SECTION 2. Except as specifically amended by this Fifth Amendment, the Plan shall remain in full force and effect as prior to this Fifth Amendment.

         IN WITNESS WHEREOF, the Company has caused this FIFTH AMENDMENT TO THE HARBINGER CORPORATION 1996 STOCK OPTION PLAN to be executed on the Effective Date.

                                            HARBINGER CORPORATION


                                            By:
                                               --------------------------------
                                               James M. Travers
                                               CEO

ATTEST:


By:
   -----------------------
   Loren B. Wimpfheimer
   SECRETARY